                                                                    EXHIBIT 10.9

                                                            ALTER SERVICE CENTER
                                                            LEASE FORM
                                                            NON-JANITORIAL

                                   L E A S E
                                   ---------

     THIS LEASE MADE and entered into this 30th day of August, 1994, by and between Quotesmith Corporation (TENANT) and LASALLE NATIONAL TRUST N.A. As Successor Trustee to LaSalle National Bank, not personally but as Trustee under Trust Agreement dated the 11th day of March, 1988, and known as Trust Number 113096 (LANDLORD).

                              W I T N E S S E T H:
                              --------------------

                                     Demise
                                     ------

     LANDLORD does hereby lease to TENANT and TENANT hereby lets from LANDLORD those certain premises (the "PREMISES"), a designated on the plan attached hereto as Appendix "A" and made a part hereof, which PREMISES comprise approximately 2,560 square feet and are situated in that certain building (the "BUILDING") located at 8205 S. Cass Avenue, Suite 102 in Darien, Illinois. The BUILDING and the real estate on which it is located are hereinafter referred to as the "Property".

     Such letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and TENANT and LANDLORD covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by them to be kept and performed and that this Lease is made upon the condition of such performance.

                                       1.

                                    Purpose
                                    -------

     The PREMISES are to be used for office purposes and for no other purpose without the prior written consent of the LANDLORD.

                                       2.

                                      Term
                                      ----

     The term of this Lease shall be for a period of three years and one month beginning August 1, 1994, and ending August 31, 1997 except as otherwise expressly provided in this Lease. Rent to commence September 1, 1994.

                                       3.

                                   Possession
                                   ----------

     If LANDLORD, for any reason whatsoever, cannot deliver possession of the PREMISES to the TENANT on the date of the commencement of the Term, this Lease shall not be void or voidable, nor shall the LANDLORD be liable to TENANT for any loss or damage resulting therefrom. Under the circumstances, the rent provided for herein shall not commence until possession of the PREMISES is made available to TENANT and no such failure to give possession on the date of commencement of the Term shall affect the validity of this Lease or the obligations of the TENANT hereunder, nor shall the same be construed to extend the Term.

     The PREMISES shall be deemed to be ready for TENANT'S occupancy if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the PREMISES or any part thereof, or if the delay in the availability of the PREMISES or any part thereof for occupancy shall be due to special work, changes, alterations, or additions required or made by TENANT in the layout or finishing of the PREMISES. Whether or not the PREMISES are ready for occupancy shall be determined by the issuance of a temporary or permanent certificate of occupancy from the Village of Lombard. It is further understood that within 48 hours of initial occupancy, the parties shall jointly inspect

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the PREMISES and prepare a "punch list" of incomplete items to be completed by
LANDLORD within a reasonable time after occupancy. TENANT agrees to provide a supplemental "punch list" within thirty (30) days after occupancy encompassing all items not then completed except for latent defects.

                                       4.

                       Definitions As Used In This Lease

     A. The term "BASE YEAR" means the calendar year in which the term of this Lease commences.

     B. The term "COMMENCEMENT DATE" is the date of the beginning of the Lease as defined in Section Two (2) of this Lease.

     C. The term "COMPARISON YEAR" means each calendar year during the Term subsequent to the Base Year.

     D. The term "TENANT'S PROPORTIONATE SHARE" shall mean 4.35% being the ratio which the rentable office area of the PREMISES bears to the entire rentable office area in the Building.

     E. The Term "TAXES" means any and all taxes of every kind and nature whatsoever which LANDLORD shall pay or become obligated to pay during a calendar year (regardless of whether such taxes were assessed or became a lien during, prior or subsequent to the calendar year of payment) because of or in connection with the ownership, leasing and operation of the Property including without limitation, real estate taxes, personal property taxes, sewer rents, water rents, special assessments, transit taxes, legal fees and court costs charged for the protest or reduction of property taxes and/or assessments in connection with the PREMISES including the Building, any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Building and/or the PREMISES, whether any such taxes are imposed by the United States, the State of Illinois, the County of DuPage, or any local governmental municipality, authority or agency or any political subdivision of any thereof. TAXES shall not include any net income, capital stock, estate or inheritance taxes; provided, however, if at any time during the term hereof a tax or excise on rents or income or other tax however described (herein called "Rent Tax") is levied or assessed by the United States or the State of Illinois or any political subdivision thereof on account of the rents hereunder or the interest of LANDLORD under this Lease, and if such Rent Tax is in lieu of or as a substitute for, in whole or in part, real estate taxes or other ad valorem taxes such Rent Tax shall constitute TAXES.

     F. The term "OPERATING COSTS" means any and all expenses, costs and disbursements (other than taxes as defined in Section 4(E) of every kind and nature whatsoever incurred by LANDLORD in connection with the management, maintenance, operation and repair of the Property (including, without limitation, interior and/or exterior Energy Costs, easement maintenance expenses, including assessments applicable to the Property established by any Declaration as hereinafter defined, any and all common area expenses in the development in which the Property is located, including but not limited to landscaping and other maintenance of properties which benefit the Property, property management fees, insurance costs and routine repairs, maintenance and interior and/or exterior decorating, wage and salaries, legal and accounting, which LANDLORD shall be or become obligated to pay in respect of a calendar year regardless of when such OPERATING COSTS were incurred), except the following: (i) costs of capital improvements and cost of curing construction defects, if any; (ii) depreciation (except on any capital improvements made or installed after the Base Year for the purpose of saving labor or otherwise reducing applicable OPERATING COSTS); (iii) interest and principal payments on mortgages, if any; (iv) real estate brokers' leasing commissions or compensation; (vi) any cost or expenditure (or portion thereof) for which LANDLORD is reimbursed, whether by insurance proceeds or otherwise. In the event during all or any portion of any calendar year the Building is not fully rented and occupied, LANDLORD may elect to make an appropriate adjustment of


                                       2


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TENANT'S PROPORTIONATE SHARE of OPERATING COSTS for such year, employing sound accounting and management principles, to determine the OPERATING COSTS that would have been paid or incurred by LANDLORD had the Building been fully rented and occupied and the amount so determined. For purposes of this subparagraph "the development in which the Property is located" shall be deemed to refer to any subdivision or group of subdivisions containing common areas and/or utilities and/or services benefiting the Property, including any and all Property encompassed by any declaration of easements, and/or protective covenants ("Declaration") effecting the Property.

     G. "Energy Costs": means the cost to LANDLORD for all electric power and other utilities furnished by LANDLORD for heating, air conditioning, cooling, ventilating and lighting all of the Building, including the PREMISES, not separately metered to and paid for by a specific tenant.

                                       5.

                                   Base Rent

     Except as otherwise provided herein, beginning September 1, 1994, TENANT shall pay as initial Base Rent to LANDLORD the sum of Twenty-One Thousand Five Hundred Ninety and 00/100 ($21,590.00) DOLLARS per annum in equal monthly payments of One Thousand Seven Hundred Ninety-Nine and 17/100 ($1,799.17) DOLLARS in advance on the first day of the first full calendar month and on the first day of each calendar month thereafter during the Term and at the same rate for fractions of a month if the Term shall begin on any day except the first day or shall end on any day except the last day of a calendar month.

     Any rent (whether Base Rent or additional rent) or other amount due from TENANT to LANDLORD under this Lease not paid when due shall bear interest from the date due until the date paid at the annual rate of TWO (2%) PERCENT above the prime rate charged by the FIRST NATIONAL BANK OF CHICAGO (also called the Corporate Base Rate by said Bank) on ninety (90) day commercial loans to its largest customers from time to time during such period but the payment of such interest shall not excuse or cure any default by TENANT under this Lease. The covenants herein to pay rent (both Base Rent and additional rent) shall be independent of any other covenant set forth in this Lease.

     Base Rental and all of the rent provided herein shall be paid without deduction or off-set in lawful money of the United States of America to Alter Asset Management, Inc., 1980 Springer Drive, Lombard, IL 60148 ("the Management Agent") or as designated from time to time by written notice from LANDLORD. The Management Agent has full and complete authority to act on behalf of LANDLORD in connection with all dealings with TENANT, provided however, that the Management Agent shall not have the power to amend or modify the terms of the within Lease.

                                       6.

                          Base Rent Adjustment Formula

     Base Rent shall be subject to adjustment as hereinafter set forth in this
Section 6 and in Section 7.

                                     Taxes

     A. If TAXES (as hereinbefore defined) for the Land and Building during any calendar year during the Term of this Lease shall be in excess of Eighty-Three Thousand Nine Hundred Seventeen and 00/100 ($83,917.00) DOLLARS, TENANT shall pay to LANDLORD, as additional rent for that year, an amount equal to the TENANT'S PROPORTIONATE SHARE of said excess. TENANT'S PROPORTIONATE SHARE of such excess shall be paid as of the COMMENCEMENT DATE of the Term for the first month hereof, and as of the expiration date of the Term for the last year hereof.

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                                Operating Costs

          B. If the "Operating Costs" paid or incurred by LANDLORD during any calendar year shall be in excess of Sixty-Seven Thousand Three Hundred Forty-Eight and 69/100 ($67,348.69) DOLLARS, TENANT shall pay to LANDLORD as additional rent for that year, an amount equal to the TENANT'S PROPORTIONATE SHARE of said excess. TENANT'S PROPORTIONATE SHARE of such excess shall be paid as of the COMMENCEMENT DATE of the Term for the first month hereof, and as of the expiration date of the Term for the last year hereof. Such excess OPERATING COSTS shall be prorated by TENANT as of the COMMENCEMENT DATE of the Term for the first month hereof, and as of the expiration date of the Term for the last year hereof.

                                       7.

                          Base Rent Adjustment Payment

          On or before the first day of June of each calendar year after the Base Year, LANDLORD shall endeavor to furnish to TENANT a written statement showing in reasonable detail OPERATING COSTS, TAXES and the CPI Index for the Base Year and for the Comparison Year preceding the year in which such statement is furnished and showing the amount, if any, of rental adjustment due from TENANT for such Comparison year.

          On the monthly rental payment date (the "adjustment date") next following TENANT'S receipt of each such annual statement, TENANT shall pay to LANDLORD as additional rent an amount equal to the sum of (a) the "net rental adjustment" for the entire preceding calendar year (being the aggregate rental adjustment shown on each such annual statement less the amount, if any, by which (i) the total rent paid by TENANT during the preceding calendar year (including all adjustment to monthly rental as herein provided), exceeded (ii) the Base Rent and (b) one-twelfth (1/12th) of such "net rental adjustment" for the present calendar year multiplied by the number of monthly rental payment dates (including the adjustment date) having elapsed for such present calendar year. Subsequent monthly rental payments shall thereafter be increased by one-twelfth (1/12th) of such "net rental adjustment".

          In the event that any such settlement required above indicates that the total rent paid by TENANT during the preceding calendar year exceeds the aggregate rental payable by TENANT for such calendar year pursuant to Section 6 and Section 7, LANDLORD shall apply such excess on any amounts of additional rent next falling due under this Lease as long as TENANT is not then in default of any of the terms and provisions of this Lease.

          The annual determination and statement of TAXES and OPERATING COSTS shall be prepared in accordance with generally acceptable accounting principles. In the event of any dispute as to any additional rental due hereunder, TENANT shall have the right to inspect LANDLORD'S accounting records relative to TAXES and OPERATING COSTS at LANDLORD'S accounting office during normal business hours at any time within fifteen (15) days following the furnishing by LANDLORD to TENANT of such statement.

          In no event shall any rent adjustment result in a decrease of the Base Rent as set forth in Section 5 hereof.

          In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinabove set forth, TENANT'S agreement to pay additional rental up to the time of termination shall survive the expiration or termination of the Lease.

          If the lease year of the term of this Lease ends on any day other than the last day of December, any payment due to TENANT by reason of decrease in OPERATING COSTS or any payment due to LANDLORD by reason of any increase in OPERATING COSTS shall be prorated on the basis of which the number of days in such partial year bears to three hundred sixty-five (365).

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                                       8.

                                  Holding Over

     Should TENANT hold over after the termination of this Lease, by lapse of time or otherwise, TENANT shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such holding over, TENANT shall pay Base Rent (as adjusted pursuant to Sections 6 and 7, all as estimated by LANDLORD) at 200% of the rate payable for the month immediately preceding said holding over and in addition, TENANT shall pay LANDLORD all damages, consequential as well as direct, sustained by reason of TENANT's holding over. Alternatively, at the election of LANDLORD expressed in a written notice to the TENANT and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year at double the rent paid in the last year hereof. The provisions of this paragraph do not exclude the LANDLORD'S rights of re-entry or any other right hereunder.

                                       9.

                                Building Service

     (a) LANDLORD shall maintain and keep lighted the exterior common areas of the Building. LANDLORD shall not be liable for, and TENANT shall not be entitled to, any abatement or reduction of rental by reason of LANDLORD'S failure to furnish any of the foregoing, nor shall such failure constitute an eviction, if such failure is caused by accident, breakage, repairs, energy shortages or restriction, strikes, lockouts, or other labor disturbances or labor disputes of any character, riots, civil disturbance or by any other cause, similar or dissimilar, beyond the reasonable control of LANDLORD, LANDLORD shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

     Wherever heat generating machines or equipment, including telephone equipment, are used in the PREMISES which affect the temperature otherwise maintained by the air conditioning system, LANDLORD reserves the right to install supplementary air conditioning units or heating units in the PREMISES and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by TENANT to LANDLORD upon demand by LANDLORD.

     (b) Neither LANDLORD nor LANDLORD'S beneficiaries, nor any company, firm or individual, operating, maintaining, managing or supervising the plant or facilities furnishing the services included in LANDLORD'S energy costs nor any of their respective agents, or employees, shall be liable to TENANT, or any of TENANT'S employees, agents, customers or invitees or anyone claiming through or under TENANT, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption or discontinuance at any time for any reason in the furnishing of any of such services, or any other service to be furnished by LANDLORD as set forth herein; nor shall any such interruption or discontinuance relieve TENANT from full performance of TENANT'S obligations under this lease.

     (c) Electricity shall not be furnished by LANDLORD, but shall be furnished by the approved electric utility company serving the area. LANDLORD shall permit the TENANT to receive such service direct from such public utility company at TENANT'S cost, and shall permit LANDLORD'S wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. TENANT shall make all necessary arrangements with the local utility company for metering and paying for electric current furnished by it to TENANT and TENANT shall pay for all charges for electric current consumed on the PREMISES during TENANT'S occupancy thereof. The electricity used during the making of alterations or repairs in the PREMISES, and for the operation of the PREMISES air conditioning system at times other than as provided herein; or the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery


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installed by TENANT, shall be paid for by TENANT. TENANT shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of the LANDLORD in each instance, which consent shall not be unreasonably withheld. TENANT also agrees to purchase from the LANDLORD or its agent all lamps, bulbs after the initial installation thereof, ballasts and starters used in the PREMISES provided however that the availability quality and cost of any such items shall be comparable to that available to TENANT from other suppliers. TENANT covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. TENANT will not, without the written consent of LANDLORD, use any apparatus or device in the PREMISES to connect to electric current (except through existing electrical outlets in the PREMISES) or water pipes, for the purpose of using electric current or water. If TENANT shall require water or electric current in excess of that which is respectively obtainable from existing water pipes or electrical outlets and normal for use of the PREMISES as general office space, TENANT shall first procure the consent of LANDLORD, which LANDLORD may not unreasonably refuse. If LANDLORD consents to such excess water or electric requirements, TENANT shall pay all costs including but not limited to meter service and installation of facilities necessary to furnishing such excess capacity.

                                      10.


                           Condition of the Premises

     Subject to "punch lists" referred to in section 3 hereof, by taking possession of the PREMISES, TENANT shall be deemed to have agreed that the PREMISES were as of the date of taking possession, in good order, repair and condition. No promises of the LANDLORD to alter, remodel, decorate, clean or improve the PREMISES or the Building and no representation or warranty expressed or implied, respecting the condition of the PREMISES or the Building has been made by the LANDLORD to TENANT, unless the same is contained herein or made a part hereof.

     TENANT shall, at its own expense, keep the PREMISES in good repair and tenantable condition and shall promptly and adequately repair all damages to the PREMISES caused by TENANT or any of its employees, agents or invitees under the supervision and with the approval of LANDLORD and within a reasonable period of time as specified by LANDLORD, loss by ordinary wear and tear, fire and other casualty excepted. If TENANT does not do so promptly and adequately, LANDLORD may, but need not, make such repairs and TENANT shall pay LANDLORD immediately upon request by LANDLORD.

                                      11.


                                Uses Prohibited

     TENANT shall not use, or permit the PREMISES or any part thereof to be used, for any purpose or purposes other than as specified in Section 1 of this Lease. No use shall be made or permitted to be made of the PREMISES, nor acts done, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall TENANT sell, or permit to be kept, used or sold, in or about the PREMISES, any article which may be prohibited by LANDLORD'S insurance policies. TENANT shall not commit or suffer to be committed, any waste upon the PREMISES, or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building, nor, without limiting the generality of the foregoing, shall TENANT allow the PREMISES to be used for any improper, immoral, unlawful or objectionable purpose. TENANT agrees at all times to cause the PREMISES to be operated in compliance with all federal, state, local or municipal environmental protection agency health and safety laws, statutes, ordinances, and rules and regulations, so that no clean-up claim or other obligation or responsibility arises from a violation of any of the foregoing, and TENANT further agrees to promptly cure any such violation at its own expense, and shall furthermore defend and indemnify LANDLORD, beneficiaries, mortgagees, and officers, agents, and employees thereof respectively, for any and all liability, loss, costs (including attorneys' fees and expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing. TENANT shall upon request of LANDLORD certify in writing that it is in compliance with applicable local, state and federal environmental rules, regulations, statutes and laws for the preceding year. At the request of the LANDLORD, TENANT shall submit to the LANDLORD, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for TENANT pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith. LANDLORD shall have reasonable access to the PREMISES to inspect the same to confirm that the TENANT is using the PREMISES in accordance with local, state and federal environmental rules, regulations, statutes and laws. TENANT shall, at the request of the LANDLORD and at the TENANT's expense, conduct such testing and analysis as is necessary to ascertain whether the TENANT is using the PREMISES in compliance with all local, state and federal environmental rules, regulations, statutes and laws, provided however, LANDLORD shall not request that TENANT conduct such tests unless LANDLORD has a reasonable suspicion that TENANT may be in violation of the foregoing rules, regulations, statutes, or laws. Said tests shall be conducted by qualified independent experts chosen by the TENANT and subject to LANDLORD's reasonable approval. Copies of reports of any such tests shall be provided to the LANDLORD. The provisions within this paragraph shall survive termination of this Lease and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgages thereof.

                                      12.

                              Compliance With Law

     TENANT shall not use the PREMISES or permit anything to be done in or about the PREMISES which in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. TENANT shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the PREMISES, excluding structural changes not related to or affected by TENANT's improvements or acts. The judgment of any court of competent jurisdiction or the admission of TENANT in an action against TENANT law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between LANDLORD and TENANT.

                                      13.

                            Alterations and Repairs

     TENANT shall keep the PREMISES in good condition and repair ordinary wear and tear and loss by fire and other casualty excepted, and shall not do any painting or decorating, or erect any partitions, make any alterations in or additions, changes or repairs to the PREMISES without the LANDLORD's prior written approval in each and every instance, such consent not to be unreasonably withheld. Unless otherwise agreed by LANDLORD and TENANT in writing, all such work shall be performed either by or under the direction of LANDLORD, but at the cost of TENANT. During the term of this Lease, no work shall be performed by or under the direction of TENANT without the express written consent of LANDLORD. Unless otherwise provided by written agreement, all alterations, improvements, and changes shall remain upon and be surrendered with the PREMISES, excepting however that at LANDLORD's option, TENANT shall, at its expense, when surrendering the PREMISES, remove from the PREMISES and the Building all such alterations, improvements, and changes and further provided that TENANT may remove any trade fixtures provided the PREMISES are restored to a condition reasonably satisfactory to LANDLORD. If TENANT does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements after request to do so by LANDLORD, LANDLORD may remove the same and TENANT shall pay the cost of such removal to LANDLORD upon demand. TENANT hereby agrees to hold LANDLORD

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and LANDLORD'S beneficiaries, their agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against PREMISES, or the Building or the Property, for work claimed to have been furnished to TENANT shall be discharged of record by TENANT within ten
(10) days thereafter, at TENANT'S expense, provided however TENANT shall have the right to contest any such lien on the posting of reasonably sufficient security.

     TENANT shall, at the termination of this Lease, surrender the PREMISES to LANDLORD in as good condition and repair as reasonable and proper use thereof will permit, loss by ordinary wear and tear, fire or other casualty excepted.

                                      14.

                                  Abandonment

     During the term, if TENANT shall abandon, vacate or surrender (whether at the end of the stated term or otherwise) the PREMISES, or be dispossessed by process of law, or otherwise, any personal property belonging to TENANT and left on the PREMISES shall be deemed abandoned, at the option of the LANDLORD.

                                      15.

                           Assignment and Subletting

     TENANT shall not assign this Lease, or any interest therein and shall not sublet the PREMISES or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the PREMISES, or any portion thereof, without the written consent of LANDLORD first had and obtained.

     TENANT shall, by notice in writing, advise LANDLORD of its intention from on and after a stated date (which shall not be less than sixty (60) days after the date of TENANT'S notice) to assign or to sublet any such part of all of the PREMISES for the balance or any part of the Term, and, in such event LANDLORD shall have the right, to be exercised by giving written notice to TENANT thirty
(30) days after receipt of TENANT'S notice, to recapture the space described in TENANT'S notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in TENANT'S notice. TENANT'S said notice shall state the name and address of the proposed subtenant and a true and complete copy of the proposed sublease shall be delivered to LANDLORD with said notice. If TENANT'S notice shall cover all of the space hereby demised and if LANDLORD shall give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire and end on the date stated in TENANT'S notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be canceled pursuant to the foregoing with respect to less than the entire PREMISES, the rental and the escalation percentages herein reserved shall be adjusted on the basis of the number of square feet retained by TENANT in proportion to the rent and escalation percentages reserved in this Lease, and this Lease as so amended shall continue thereafter in full force and effect. If LANDLORD, upon receiving TENANT'S said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, LANDLORD will not reasonably withhold its consent to TENANT'S assigning or subletting the space covered by its notice, provided; (i) at the time thereof TENANT is not in default under this Lease; (ii) LANDLORD, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the PREMISES and financial responsibility of the proposed sublessee or occupant, as the case may be, of the PREMISES are satisfactory to LANDLORD; (iii) any assignee or subtenant shall expressly assume all the obligations of this Lease on TENANT'S part to be performed; (iv) such consent if given shall not release TENANT of any of its obligations (including, without limitation, its obligation to pay rent) under this Lease; (v) TENANT agrees specifically to pay over to LANDLORD, as additional rent, all sums received by TENANT under the terms and conditions to such assignment or sublease, which are in excess of the amounts otherwise required to be paid pursuant to the Lease; and (iv) a consent to one assignment, subletting occupation or use shall be limited to such particular assignment, sublease or occupation and shall not be deemed to constitute LANDLORD'S consent to an assignment or sublease to or occupation by another person. Any such assignment or subletting without such consent shall be void and shall, at the option of LANDLORD, constitute a default under this Lease. TENANT will pay all of LANDLORD'S costs associated with any such assignment or subletting including but not limited to reasonable legal fees.

                                      16.

                                     Signs

               TENANT shall not place or affix any exterior or interior signs visible from the outside of the PREMISES.

                                      17.

                     Damage to Property - Injury to Persons

               TENANT, as a material part of the consideration to be rendered to LANDLORD under this Lease, to the extent permitted by law, hereby waives all claims except claims caused by or resulting from the non-performance of the LANDLORD, willful and wanton conduct or negligence of LANDLORD, its agents, servants or employees which TENANT or TENANT'S successor or assigns may have against LANDLORD, its agents, servants, or employees for loss, theft or damage to the property and for injuries to persons in, upon or about the PREMISES or the Building from any cause whatsoever. TENANT will hold LANDLORD, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to any person, or to the goods, wares, and merchandise of any person, arising from the uses of the PREMISES by TENANT or arising from the failure of TENANT to keep the PREMISES in good condition as herein provided if non-performance by the LANDLORD or negligence of the LANDLORD, its agents, servants or employees does not contribute hereto. Neither LANDLORD nor its agents, servants, employees shall be liable to TENANT for any damage by or from any act or negligence of any co-tenant or other occupant of the same Building, or by any owner or occupant of adjoining or contiguous property, provided however, that the provisions of this paragraph shall not apply to negligence or willful and wanton misconduct of any such individuals or entities. TENANT agrees to pay for all damage to the Building or the PREMISES, as well as all damage to tenants or occupants thereof caused by TENANT'S misuse or neglect of the PREMISES, its apparatus or appurtenances or caused by any licensee, contractor, agent or employees of TENANT. Notwithstanding the foregoing provisions, neither LANDLORD nor TENANT shall be liable to one another for any loss, damage or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage or injury from insurance and the insurance company is bound by this waiver of liability.

               Particularly, but not in limitation of the foregoing paragraph, all property belonging to TENANT or any occupant of the PREMISES that is in the Building or the PREMISES shall be there at the risk to TENANT or other person only, and LANDLORD or its agent, servants, or employees (except in case of non-performance by the LANDLORD or negligence or willful and wanton conduct of LANDLORD or its agents, servants, employees) shall not be liable for: damage to or theft of or misappropriation of such property; nor for any damage to property entrusted to LANDLORD, its agents, servants, or employees, if any; nor for the loss or for damage to any property by theft or otherwise, by any means whatsoever, not for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; nor for interference with the light or other incorporeal hereditaments, nor for any latent defect in the PREMISES or in the Building. TENANT shall give prompt notice to LANDLORD in case of fire or accidents in the PREMISES or in the Building or of defects therein or in the fixtures or equipment.

In case any action or proceeding be brought against LANDLORD by reason of any obligation on TENANT'S part to be performed under the term of this Lease, or arising from any act or negligence of the TENANT, or of its agents or employees, TENANT, upon notice from LANDLORD shall defend the same at TENANT'S expense by counsel reasonably satisfactory to LANDLORD.

     TENANT shall maintain in full force and effect during the term of this Lease (including any period prior to the beginning of the term during which TENANT has taken possession and including also any period of extension of the Term in which TENANT obtains possession), in responsible companies approved by LANDLORD (i) fire and extended coverage insurance including an endorsement for vandalism and malicious mischief) covering all TENANT'S property in, on or about the PREMISES, with full waiver of subrogation rights against LANDLORD in an amount equal to the full replacement cost of such Property, and (ii) public liability insurance insuring TENANT against all claims, demands or action for injury to or death of any one person in an amount of not less than ONE MILLION ($1,000,000.00) DOLLARS and for injury to or death of more than one person in any one accident in an amount not less than TWO MILLION ($2,000,000.00) DOLLARS and for damage to property in an amount of not less than ONE HUNDRED THOUSAND ($100,000.00) DOLLARS or such other amounts as LANDLORD may reasonably require and (iii) rental insurance equal to one year's rent insurance shall be delivered to all additional parties insured. All liability policies shall cover the entire demised premises.

     All such policies, shall name LANDLORD, any mortgagees of LANDLORD, and all other parties designated by LANDLORD as additional parties insured. All insurance policies shall indicate that at least thirty (30) days prior written notice shall be delivered to all additional parties insured by the insurer prior to termination of cancellation of such insurance and TENANT shall provide Certificates of Insurance, not less than ten (10) days prior to the COMMENCEMENT DATE, evidencing the aforesaid coverage to all insured parties. TENANT shall not violate or permit a violation of any of the conditions or terms of any such insurance policies and shall perform and satisfy all reasonable requirements of the insurance company issuing such policies. With respect to any insurance policy procured to comply with any financial assurance requirement imposed by any state or federal law or regulation, or to any other casualty, property, or environmental impairment insurance purchased by TENANT, such policy or policies shall name LANDLORD and any mortgagees of LANDLORD as additional parties insured.

                                      18.

                             DAMAGE OR DESTRUCTION

     In the event the PREMISES or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of LANDLORD to the extent of such insurance proceeds available therefor, provided such repairs can, in LANDLORD'S sole opinion, be made within one hundred twenty (120) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the rent shall be abated in proportion to the part of the PREMISES which is unusable by TENANT in the conduct of its business. If repairs cannot, in LANDLORD'S sole opinion be made within one hundred twenty
(120) days, LANDLORD may at its option make these within a reasonable time and, this Lease shall continue in effect. In the case of repairs, which in LANDLORD'S opinion cannot be made within one hundred twenty (120) days, LANDLORD shall notify TENANT within thirty (30) days of the date of occurrence of such damage as to whether or not LANDLORD elects to make such repairs and if no such notice is given, LANDLORD shall be deemed to have elected to make such repairs. If LANDLORD elects not to make such repairs which cannot be made within one hundred twenty (120) days of notice, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. Except as provided in this Section, there shall be no abatement of rent and no liability of LANDLORD by reason of any injury to or interference with TENANT'S business or property arising from any such fire or other casualty or from the making or not making of any repairs, alterations or improvements in or to any portion of the Building or the PREMISES or in or to fixtures, appurtenances and equipment therein. TENANT understands that LANDLORD will not carry insurance of any kind on TENANT'S furniture or furnishings or on any fixtures or equipment removable by TENANT under the provisions of this Lease and that LANDLORD shall not be obliged to repair any damage thereto or replace the same. LANDLORD shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the PREMISES by or for TENANT.

                                      19.

                               Entry by Landlord

     LANDLORD and its agents shall have the right to enter the PREMISES at all reasonable times for the purpose of examining or inspecting the same, to supply any service to be provided by LANDLORD to TENANT hereunder, to show the same to prospective purchasers or tenants of the Building, and make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the PREMISES or to the Building as LANDLORD may deem necessary or desirable. LANDLORD may enter by means of a master key without liability to TENANT except for any failure to exercise due care for TENANT's property and without affecting this Lease. LANDLORD shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with TENANT'S use and occupancy of the PREMISES.

                                      20.

                            Insolvency or Bankruptcy

     If at any time during the term demised or prior thereto there shall be filed by or against TENANT in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver of trustee of all or a portion of TENANT'S property, and within thirty (30) days thereof TENANT fails to secure a discharge thereof, or if TENANT makes an assignment for the benefit of creditors, this Lease, at the option of LANDLORD, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in which event neither TENANT nor any person claiming through or under TENANT by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the PREMISES demised but shall forthwith quit and surrender the PREMISES, and LANDLORD, in addition to the other rights and remedies LANDLORD has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by it from TENANT or others in behalf of TENANT. Notwithstanding anything to the contrary herein contained, the event of cancellation of this Lease as provided in this paragraph, LANDLORD shall upon such termination be entitled to recover damages in an amount equal to the present value of the rent specified under Section Five (5) and other sections covering the base rent adjustments of this Lease for the remainder of the stated term herein less the fair market rental value of the PREMISES for the stated term.

                                      21.

                                    Default

     If any of the following events of default shall occur, to wit:

     (a) TENANT defaults for more than five (5) days after notice of default after the due date therefor in the payment of rent (whether Base Rent or additional rent) or any other sum required to be paid hereunder, or any part thereof, or

     (b) TENANT defaults in the prompt and full performance of any other (i.e. other than payment of rent or any other sum) covenant, agreement or condition of this Lease and such other default shall continue for a period of twenty (20) days after written notice thereof from LANDLORD to TENANT (unless such other default involves a hazardous condition, in which event it shall be cured forthwith) or

     (c) The leasehold interest of TENANT be levied upon under execution or be attached by process of law, or if TENANT abandons the PREMISES, or

     (d) Bankruptcy or insolvency of TENANT, then in any such event, LANDLORD, besides other rights or remedies, it may have, shall have the immediate right of re-entry and may remove all persons and property from the PREMISES; such Property may be removed and stored in any other place in the Building in which the PREMISES are situated, or in any other place, for the account of and at the expense and at the risk of TENANT.

     TENANT hereby waives all claims for damages which may be caused by the re-entry of LANDLORD and taking possession of the PREMISES or removing or storing the furniture and property as herein provided, and will save LANDLORD harmless from any loss, costs, or damages occasioned LANDLORD thereby, and no such re-entry shall be considered or construed to be a forcible entry.

     Should LANDLORD elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law; it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the PREMISES or any part thereof for such terms and at such rental or rentals and upon such other terms and conditions as LANDLORD in its sole discretion may deem advisable, with the right to make alterations and repairs to the PREMISES.

     LANDLORD may elect to apply rentals received by it (i) to the payment of any indebtedness, other than rent, due hereunder from TENANT to LANDLORD; (ii) to the payment of any cost of such re-letting including but not limited to any brokers's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the PREMISES: (iv) to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by LANDLORD and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting after application by LANDLORD to the payments described in foregoing clauses (i) through (iv) during any month be less than that agreed to be paid during that month by TENANT hereunder, then TENANT shall pay such deficiency to LANDLORD. Such deficiency shall be calculated and paid monthly on demand by LANDLORD.

     In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, LANDLORD may elect to receive from TENANT as and for LANDLORD'S liquidated damages for TENANT'S default, an amount equal to the entire amount of Base Rent provided for in this Lease for the remainder of the Term, which amount shall be forthwith due and payable by TENANT upon its being advised of such election by LANDLORD.

     No such re-entry or taking possession of the PREMISES by LANDLORD shall be construed as an election on its part to terminate this Lease unless a written notice of same is given to TENANT or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, LANDLORD may at any time thereafter elect to terminate this Lease for such previous breach.

     Nothing herein contained shall limit or prejudice the right of LANDLORD to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to or less than the amounts of damages which LANDLORD may elect to receive as set forth above. Notwithstanding anything to the contrary herein contained or any other rights exercised by LANDLORD hereunder, upon the occurrence of an event of a monetary or material default by TENANT under the terms of this Lease, rent which otherwise would be due or would have been due except for any abatement provided for in this Lease shall be immediately due and payable.

                                      22.

                             Rules and Regulations

          The rules and regulations attached hereto and marked Appendix "B", as well as such rules and regulations as may be hereafter adopted by LANDLORD for the safety, care and cleanliness of the PREMISES and the preservation of good order thereon, are hereby expressly made a part hereof, and TENANT agrees to obey all such rules and regulations. The violation of any such rules and regulations by TENANT shall be deemed a default under this Lease by TENANT, affording LANDLORD all those remedies set out in Section 21 hereof. LANDLORD shall not be responsible to TENANT for the non-performance by any other tenant or occupant of the Building or any of said rules and regulations.

                                      23.

                             Non Real Estate Taxes

          During the term hereof, TENANT shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of TENANT contained in the PREMISES, and TENANT shall cause said fixtures, furnishing, equipment and other personal property to be assessed and billed separately from the real property of LANDLORD. In the event any or all of the TENANT'S fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the LANDLORD'S real property, the TENANT shall pay to LANDLORD its share of such taxes within ten (10) days after delivery to TENANT by LANDLORD of a statement in writing setting forth the amount of such taxes applicable to the TENANT'S property.

                                      24.

                               Personal Property

          TENANT hereby conveys to the LANDLORD all the personal property situated on the leased PREMISES as security for the payment of all rentals due or to become due hereunder. Said Property shall not be removed therefrom without the consent of the LANDLORD, until all rent due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this Lease constitutes a security agreement creating a security interest in and to such property, and LANDLORD, upon default of TENANT in the payment of rent, shall have all the rights of a secured party as provided in the Illinois Uniform Commercial Code, as from time to time in effect.

                                      25.

                                 Eminent Domain

          If the Building, or a substantial part thereof or a substantial part of the PREMISES, shall be lawfully taken or condemned or conveyed in lieu thereof, (or conveyed under threat of such taking or condemnation), for any public or quasi-public use or purpose, the term of this Lease shall end upon and not before the date of the taking of possession by the condemning authority and without apportionment of the award. TENANT hereby assigns to LANDLORD TENANT'S interest, if any, in such award and specifically agrees that any such award shall be the entire property of LANDLORD in which TENANT shall not be entitled to share. TENANT further waives any right to challenge the right of the condemning authority to proceed with such taking. Current rent shall be apportioned as of the date of such termination. If any part of the Building other than the PREMISES or not constituting a substantial part of the PREMISES, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, LANDLORD shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by LANDLORD to TENANT for the right of cancellation, and TENANT shall have no right to share in any condemnation award or in any judgment for damages or in any proceeds of any sale made under any threat of condemnation or taking. TENANT shall have the right to separately pursue its own award for relocation expenses in the event of such condemnation proceedings.

                                      26.

                                 Subordination

     LANDLORD has heretofore and may hereafter from time to time execute and deliver mortgages or trust deeds in the nature of a mortgage, both referred to herein as "Mortgages" against the Land and Building, or any interest therein. If requested by the Mortgagee or trustee under any Mortgage, TENANT will either
(a) subordinate its interest in this Lease to said Mortgages, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, modifications and extensions thereof, or (b) make TENANT's interest in this Lease inferior thereto; and TENANT will promptly execute and deliver such agreement or agreements as may be reasonably required by such mortgage or trustee under any Mortgage, provided however that any such subordination shall provide that so long as TENANT is not in default hereunder, its tenancy shall not be disturbed.

     It is further agreed that (a) if any Mortgage shall be foreclosed (i) the liability of the mortgagee or trustee thereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as LANDLORD under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the mortgagee or trustee, TENANT will attorn, as TENANT under this Lease, to the purchaser at any foreclosure sale under any mortgage, and TENANT will execute such instruments as may be necessary or appropriate to evidence such attornment; and (b) this Lease may not be modified or amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the LANDLORD, nor shall this Lease be cancelled or surrendered without the prior written consent, in each instance of the mortgagee or trustee under any Mortgage. It is understood that TENANT'S tenancy shall not be disturbed so long as TENANT is not in default under this Lease.

     LANDLORD is hereby irrevocably appointed and authorized as agent and attorney-in-fact of TENANT to execute all such subordination instruments in the event TENANT fails to execute said instruments within five (5) days after notice from LANDLORD demanding the execution thereof. Said notice may be given in the manner hereinafter provided for giving notice.

     TENANT agrees to give any mortgages and/or trust deed holders, by registered mail, a copy of any notice of default served upon the LANDLORD by TENANT provided that prior to such notice TENANT has received notice (by way of service on TENANT of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagees and/or trust deed holders. TENANT further agrees that if LANDLORD shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgagee and/or trust deed holder is prevented from commencing or pursuing such foreclosure proceedings by reason of LANDLORD's bankruptcy. Until the time allowed as aforesaid for mortgagee and/or trust deed holder to cure such defaults has expired without cure, TENANT shall have no right to and shall not terminate this Lease on account of default.

     No mortgagee and no person acquiring title to the demised premises by reason of foreclosure of any mortgage or by conveyance in lieu of foreclosure shall have any obligation or liability to TENANT on account of any security deposit unless such mortgagee or title holder shall receive such security deposit in cash.

                                      27.

                                     Waiver
                                     ------

     The waiver of LANDLORD of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by TENANT of any term, covenant or condition of this Lease. It is understood and agreed that the remedies herein given to LANDLORD shall be cumulative, and the exercise of any one remedy by LANDLORD shall not be to the exclusion of any other remedy. It is also agreed that after the service of notice or the commencement of a suit or judgment for possession of the PREMISES, LANDLORD may collect and receive any monies due, and the payment of said monies shall not waive or affect said notice, suit or judgment.

                                      28.

                              Inability To Perform
                              --------------------

     This Lease and the obligation of TENANT to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of TENANT to be performed shall not be affected, impaired or excused, nor shall LANDLORD at any time be deemed to be in default hereunder because LANDLORD is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or by implication to be supplied or is unable to make, or is delayed in making any TENANT improvement, repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if LANDLORD is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever beyond the reasonable control of LANDLORD, including but not limited to riots and civil disturbances or energy shortages or governmental preemption in connection with a national emergency or by reason of any rule, order, or regulation of any department or subdivision thereof any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                                      29.

                                  Subrogation
                                  -----------

     The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with a subrogation clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein"; and each party hereto waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this Lease to the contrary) to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitation that this waiver shall apply only when it is permitted by the applicable policy of insurance.

                                      30.

                                Sale by Landlord

     In the event of a sale or conveyance by LANDLORD of the Building containing the PREMISES, the same shall operate to release LANDLORD from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of TENANT, and in such event TENANT agrees to look solely to the responsibility of the successor in interest of LANDLORD in and to this Lease. If any security deposit has been made by TENANT hereunder, LANDLORD may transfer such security deposit to such successor in interest of LANDLORD and thereupon LANDLORD shall be released from any further obligations hereunder. This Lease shall not be affected by any such sale, and the TENANT agrees to attorn to the Purchaser or assignee.

                                      31.

                         Rights of Landlord To Perform

     All covenants and agreements to be performed by TENANT under any of the terms of this Lease shall be performed by TENANT at TENANT'S sole cost and expense and without any abatement of rent. If TENANT shall fail to pay any sum of money, other than rent, required to be paid it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by LANDLORD, LANDLORD may, but shall not be obligated so to do, and without waiving or release TENANT from any obligations of TENANT, make any such payment or perform any such other act on TENANT'S part to be made or performed as in this Lease provided. All sums so paid by LANDLORD and all necessary incidental costs together with interest thereon at the rate set forth in Section 5 of this Lease computed from the date of such payment by LANDLORD shall be payable to LANDLORD and the LANDLORD shall have (in addition to any other right or remedy of LANDLORD) the same rights and remedies in the event of the non-payment thereof by TENANT as in the case of default by TENANT in the payment of rent.

                                      32.

                                Attorneys' Fees

     In the event of any litigation or arbitration between TENANT and LANDLORD to enforce any provision of this Lease, or any right to either party hereto, the TENANT, if the unsuccessful party of such litigation or arbitration, shall pay to the LANDLORD all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if LANDLORD, without fault is made a party to any litigation instituted by or against TENANT, TENANT shall indemnify LANDLORD against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection therewith.

                                      33.

                              Estoppel Certificate

          TENANT shall at any time and from time to time upon not less than ten
(10) days' prior written notice from LANDLORD execute, acknowledge and deliver to LANDLORD a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to TENANT'S knowledge, any uncured defaults on the part of LANDLORD hereunder or specifying such defaults if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the PREMISES are a part. TENANT'S failure to deliver such statement within such time shall be conclusive upon TENANT that this Lease is in full force and effect, without modification except as may be represented by LANDLORD, that there are no uncured defaults in LANDLORD's performance and that not more than two (2) months' rental has been paid in advance.

                                      34.

                                  Preparation

     Notwithstanding anything to the contrary herein contained, it is understood that the PREMISES are being let on an "as is" basis with no premise to alter, remodel, decorate, clean, or improve the PREMISES or the Building and no representation or warranty expressed or implied, respecting the condition of the PREMISES or the Building having been made.

     It is further understood that to the extent that any repairs, replacements or corrections are required to be made to the PREMISES and/or Building of any kind whatsoever, to cause same to comply with any applicable law, rule or regulation, whether federal, state or local, that the cost thereof shall be fully the responsibility of TENANT.

                                      35.

                                     Notice

     Any notice from LANDLORD to TENANT or from TENANT to LANDLORD may be served personally or by mail. If served by mail, notice shall be deemed served on the second day after mailing by registered or certified mail, addressed to TENANT at the PREMISES or to LANDLORD at the place from time to time established for the payment of rent and a copy thereof shall until further notice, be served personally or by registered or certified mail to LASALLE NATIONAL BANK, Trustee under Trust Number 113096, c/o LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois. In the event of a release or threatened release of pollutants or contaminants to the environment resulting from TENANT's activities at the site or in the event any claim, demand, action or notice is made against the TENANT regarding TENANT's failure or alleged failure to comply with any local, state and federal environmental rules, regulations, statutes and laws, the TENANT shall immediately notify the LANDLORD in writing and shall give to LANDLORD copies of any written claims, demands or actions, or notices so made.

                                      36.

                                    Deposit

     TENANT will deposit with LANDLORD the sum of One Thousand Seven Hundred Ninety-Nine and 17/100 ($1,799.17) DOLLARS as security for the full and faithful performance of every provision of this Lease to be performed by TENANT. If TENANT defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, LANDLORD may use, apply or retain all or any part of this security deposit for the payment of any rent and any other sum in default, or for the payment of any other amount which LANDLORD may spend or become obligated to spend by reason of TENANT's default or to compensate LANDLORD for any other loss or damage which LANDLORD may suffer by reason of TENANT's default. If any portion of said deposit is to be used or applied, TENANT shall within ten (10) days after written demand therefor deposit cash with LANDLORD in an amount sufficient to restore the security deposit to its original amount and TENANT's failure to do so shall be a material breach of this Lease. LANDLORD shall not be required to keep this security deposit separate from its general funds and TENANT shall not be entitled to interest on such deposit. If TENANT shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to TENANT (or at LANDLORD's option to the last assignee or TENANT's interest hereunder) at the expiration of the lease term and upon TENANT's vacation of the PREMISES.

                                      37.

                                Rights Reserved

          LANDLORD reserves the following rights, exercisable without notice and without liability to TENANT for damage or injury to property, person or business and without effecting an eviction, constructive or actual or disturbance of TENANT'S use of possession or giving rise to any claim for set-off or abatement of rent:

          (a)  To change the Building's name or street address;

          (b) To install, affix and maintain any and all signs on the exterior of the Building;

          (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all lighting interior or exterior of the Building;

          (d) To designate, restrict and control all sources from which TENANT may obtain sign painting and lettering, drinking water, food and beverages or other services on the PREMISES, and in general to designate, limit, restrict and control any service in or to the Building and its TENANT, provided such services as are designated by LANDLORD are reasonably competitive as to the rates charged thereby. No vending or dispensing machines of any kind shall be placed in or about the PREMISES without the prior written consent of LANDLORD. Notwithstanding the foregoing, it is understood that TENANT shall have the right to operate beverage machines, microwave ovens, and refrigerators for the convenience of its employees and invitees;

          (e) To retain at all times, and to use in appropriate instances, keys to all doors within and into the PREMISES. No locks or bolts shall be altered, changed or added without the prior written consent of LANDLORD;

          (f) To decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purpose to enter upon the PREMISES, and during the continuance of said work to temporarily close doors, entryways, and public spaces in the building and to interrupt or temporarily suspend Building services and facilities;

          (g) To prescribe the location and style of the suite number and identification sign or lettering for the PREMISES occupied by TENANT;

          (h) To enter the PREMISES at reasonable hours for reasonable purposes, including inspection and supplying any service to be provided to TENANT hereunder;

          (i) To require all persons entering or leaving the Building during such hours as LANDLORD may from time to time reasonably determine to identify themselves to watchmen by designation or otherwise, and to establish their right to enter or leave in accordance with the provisions of Paragraph 19 hereof. LANDLORD shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, LANDLORD reserves the right to limit or prevent access to the Building during the continuance of the same or otherwise take such action or preventive measures deemed necessary by LANDLORD for the safety of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. TENANT agrees to cooperate in any reasonable safety program developed by LANDLORD;

          (j) To control and prevent access to common areas and other non-general public areas pursuant to Appendix "B" attached to this Lease;

          (k) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Appendix "B" attached to this Lease or other sections of this Lease, for the protection and welfare of the Building and its tenants and occupants, as the LANDLORD may determine, and the TENANT agrees to abide by all such rules and regulations;

          (l) To have and retain a paramount title to the PREMISES free and clear of any act of TENANT;

          (m) To grant to anyone that exclusive right to conduct any business or render any services in the Building;

          (n) To approve the weight, size and location of safes and other heavy equipment and articles in and about the PREMISES and the Building, and to require all such items and furniture to be moved into and out of the Building and the PREMISES only at such times and in such manner as LANDLORD shall direct in writing. Movements of TENANT'S property into or out of the Building and within the Building are entirely at the risk and responsibility of TENANT and LANDLORD reserves the right to require permits before allowing any such property to be moved into or out of the building.

                                      38.

                             Substitution of Space

          At any time hereafter, LANDLORD may substitute for the PREMISES other Premises (herein referred to as "THE NEW PREMISES") provided:

          (a) The new premises shall be similar to the PREMISES in area and use for TENANT'S purposes and shall be located in the Building or in any adjacent or contiguous building of LANDLORD and if TENANT is already in occupancy of the PREMISES, then in addition;

          (b) LANDLORD shall pay the expense of TENANT for moving from the PREMISES to THE NEW PREMISES and for improving THE NEW PREMISES so they are substantially similar to the PREMISES;

          (c) Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to TENANT; and

          (d) LANDLORD shall first give TENANT at least thirty (30) days' notice before making such change. If LANDLORD shall exercise his right hereunder, THE NEW PREMISES shall thereafter be deemed, for purposes of this Lease, as the PREMISES.

                                      39.

                               Real Estate Broker

          TENANT represents that TENANT had dealt directly with and only with The Alter Group as broker in connection with this Lease and agrees to indemnify and hold LANDLORD harmless from all claims or demands of any other broker or brokers for any commission alleged to be due such broker or brokers in connection with its participating in the negotiation with TENANT of this Lease.

                                      19.

                                      40.

                            Miscellaneous Provisions
                            ------------------------

     (a) The term "OFFICE" or "OFFICES" wherever used in this Lease, shall not be construed to mean or permit the PREMISES to be used as a store or stores, for the sale or display, at any time, of goods, wares, or merchandise of any kind, or as a restaurant, shop, booth, bootblack, or other stand, barbershop, or for other similar purposes or for manufacturing. The words "RE-ENTER" or "RE-ENTRY" as used in this Lease, are not restricted to their technical legal meaning. The term "LANDLORD" as used in this Lease means only the LANDLORD from time to time and upon conveying its interest, such conveying LANDLORD shall be relieved from any further obligation or liability.

     (b) Time is of the essence of this Lease and each and all of its provisions.

     (c) Submission of this instrument for examination or signature by TENANT does not constitute a reservation or offer or option for lease, and it is not effective as a lease or otherwise so as to incur the lease inconvenience to TENANT; and

     (d) The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

     (e) This Lease shall be governed by and construed pursuant to the laws of the State of Illinois.

     (f) Should any mortgage require a modification of this Lease, which modifications will not bring about any increased cost or expense to TENANT or in any other way substantially change the rights and obligations of TENANT hereunder, then and in such event, TENANT agrees that this Lease may be so modified.

     (g) TENANT agrees to provide to LANDLORD, upon request, a current financial statement of TENANT certified by an authorized representative of TENANT to be true and correct, and further agrees to provide any other financial information reasonably requested by LANDLORD.

     (h) All rights and remedies of LANDLORD under this Lease, or that may be provided by law, may be exercised by LANDLORD in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by LANDLORD in its own name individually or in its name or by its agent. TENANT conclusively agrees that LANDLORD has full power and authority to execute this Lease and to make and perform the agreements herein contained and TENANT expressly stipulates that any rights or remedies available to LANDLORD either by the provision of this Lease or otherwise may be enforced by LANDLORD in its own name individually or in its name by agent or principal.

     (i) Any of the covenants and conditions of this Lease shall survive termination of the Lease.

     (j) The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (k) If TENANT is a corporation and if at any time during the Lease Term the person or persons who owns a majority of its voting shares at the time of the execution of this Lease cease to own a majority of such shares (except as a result of transfers by gift, bequest or inheritance) TENANT shall so notify LANDLORD and LANDLORD may terminate this Lease by notice to TENANT given within ninety (90) days thereafter. This Section shall not apply whenever TENANT is a corporation, the outstanding voting stock of which is listed on a recognized security exchange or if at least ninety (90%) percent of its voting stock is owned by another corporation, the voting stock of which is so listed. For the purposes of this Section, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1954 as the same existed on August 16, 1954, and the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation.

     (l) This Lease includes appendices A, B, and C which are expressly made a part of this Lease.

     (m) Upon termination of the Lease or upon TENANT'S abandonment of the leasehold, the TENANT shall, at its sole expense, remove any equipment which may cause contamination of the property, and shall clean up any existing contamination in compliance with all applicable local, state and federal environmental rules, regulations, statutes and laws or in accordance with orders of any governmental regulatory authority.

     (n) WAIVER OF RIGHT TO TRIAL BY JURY. LANDLORD and TENANT hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by each of parties hereto and each party acknowledges to the other that neither the other party nor any person acting on its respective behalf has made any representations to induce this waiver of trial by jury or in any way to modify or nullify its effect. The parties acknowledge that they have read and understand the meaning and ramifications of this waiver provision and have elected same of their own free will.

                                      41.

                       Tenant-Corporation or Partnership

     In case TENANT is a corporation, TENANT represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of the TENANT and constitutes the valid and binding agreement of the TENANT in accordance with the terms hereof. In case TENANT is a partnership, TENANT represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of TENANT, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future partner in TENANT shall be and remain at all times jointly and severally liable hereunder and that the death, resignation or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until the LANDLORD shall have consented in writing to such release.

                                      42.

                             Successors and Assigns

     The covenants and conditions herein contained shall apply to and bind the respective heirs, successors, Executors, administrators, and assigns of the parties hereto. The terms "LANDLORD" AND "TENANT" shall include the successors and assigns of either such party, whether immediate or remote.

                                      43.

                             Right of First Refusal

     So long as TENANT is not in default hereunder, LANDLORD hereby agrees to give TENANT the right of first refusal for the adjacent 2,100 square feet as shown on Appendix "A" as "Contiguous Space." Upon written receipt from LANDLORD of the Terms and Conditions offered to a third party to lease all or a portion of such Contiguous Space, TENANT shall have five (5) business days upon which to accept such terms and conditions to lease said space.

     IN WITNESS WHEREOF, the LANDLORD and TENANT have executed this Lease the day and year first above written.

TENANT:                            LANDLORD:

QUOTESMITH CORPORATION             SEE RIDER ATTACHED HERETO AND MADE A PART OF
                                   LEASE
                                     LASALLE NATIONAL TRUST, N.A. as
                                     Successor Trustee to LaSalle National
                                     Bank Trustee under Trust No. 113096.

                                         AS TRUSTEE AND NOT INDIVIDUALLY

BY: /s/Robert S. Bland               BY:  /s/ ILLEGIBLE
    ------------------                   ---------------------------------
                                                   VICE PRESIDENT

ATTEST:                              ATTEST: /S/ NANCY A. STACK
        --------------                       -----------------------------
                                                  ASSISTANT SECRETARY




     RIDER ATTACHED TO AND MADE A PART OF LEASE DATED   8/30/94
                                                      -----------

This LEASE is executed by LA SALLE NATIONAL TRUST, N.A., not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of the beneficiaries of a certain Trust Agreement dated 3/11/88 and known as Trust
                                                 -------
No. 113096 at LA SALLE NATIONAL TRUST, N.A., to all provisions of which Trust
    ------
Agreement this LEASE is expressly made subject. It is expressly understood and agreed that nothing herein or in said LEASE contained shall be construed as creating any liability whatsoever against said Trustee personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants, either express or implied, herein contained, or to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Lessee, and that so far as said Trustee is concerned the owner of any indebtedness or liability accepting hereunder shall look solely to the premises hereby leased for the payment thereof. It is further understood and agreed that said Trustee has no agents or employees and merely holds naked legal title to the property herein described; that said Trustee has no control over, and under this LEASE assumes no responsibility for (1) the management or control of such property,
(2) the upkeep, inspection, maintenance or repair of such property (3) the collection of rents or rental of such property, or (4) the conduct of any business which is carried on upon such premises. Trustee does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

                                  APPENDIX "A"

                                  [FLOOR PLAN]

                                  APPENDIX "B"

                       RULES AND REGULATIONS ATTACHED TO
                          AND MADE PART OF THIS LEASE

     1. TENANT shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may in LANDLORD'S judgment appear unsightly from outside the premises of the Building. LANDLORD shall furnish and install building standard window blinds at all exterior windows.

     2. The sidewalks, passages, exits, and entrances shall not be obstructed by TENANT or used by TENANT for any purpose other than for ingress to and egress from the Premises. The passages, exits, entrances, and roof are not for the use of the general public and the LANDLORD shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of LANDLORD, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Building. Neither TENANT nor any employees or invitees of any TENANT shall go upon the roof of the building.

     3. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and to the extent caused by TENANT or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by TENANT.

     4. No cooking shall be done or permitted by TENANT on the Premises, nor shall the Premises be used for lodging.

     5. TENANT shall not bring upon, use or keep in the Premises or the Building any kerosene gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by LANDLORD.

     6. LANDLORD shall have sole power to direct electricians as to where and how telephone and other wires are to be introduced. No boring or cutting for wires will be allowed without the consent of LANDLORD. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of LANDLORD.

     7. Upon the termination of the tenancy, TENANT shall deliver to the LANDLORD all keys or electronic key cards and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished TENANT. In the event of loss of any keys or electronic key cards so furnished, TENANT shall pay the LANDLORD therefor. TENANT shall not make or cause to be made any such keys or electronic key cards and shall order all such keys or electronic key cards solely from LANDLORD and shall pay LANDLORD for any additional such keys or electronic key cards over and above the keys furnished by LANDLORD at occupancy.

     8. TENANT shall not install linoleum, tile, carpet or other floor coverings so that the same shall be affixed to the floor of the Premises in any manner except as approved by the LANDLORD.

     9. TENANT shall cause all doors to the Premises to be closed and securely locked before leaving the Building at the end of the day.

     10. Without the prior written consent of LANDLORD, TENANT shall not use the name of the Building or any picture of the Building in connection with or in promoting or advertising the business of TENANT except TENANT may use the address of the Building as the address of its business.

     11. TENANT shall refrain from attempting to adjust any heat or air conditioning controls other than room or system thermostats installed within the PREMISES for TENANT'S use.

     12. TENANT assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to Premises closed and secured.

     13. Peddlers, solicitors and beggars shall be reported to the office of the Building or as LANDLORD otherwise requests.

     14. TENANT shall not advertise the business, profession or activities of TENANT conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

     15. TENANT shall allow no animals or pets to be brought or to remain in the Building or any part thereof.

     16. TENANT acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Building. Accordingly:

          (a) LANDLORD may at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by LANDLORD and/or its agents, in their sole discretion, require that persons entering or leaving the Building identify themselves to watchmen or other employees designated by LANDLORD by registration, identification or otherwise.

          (b) LANDLORD may at any time, or from time to time or for regularly scheduled time periods, as deemed advisable by LANDLORD and/or its agents, in their sole discretion, employ such other security measures as but not limited to the search of all persons, parcels, packages, etc., entering and leaving the Building, the evacuation of the Building and the denial of access of any person to the Building.

          (c) TENANT hereby assents to the exercise of the above discretion of LANDLORD and its agents, whether done acting under reasonable belief of cause or for drills, regardless of whether or not such action shall in fact be warranted and regardless of whether any such action is applied uniformly or as aimed at specific persons whose conduct is deemed suspicious.

          (d) The exercise of such security measures and the resulting interruption of service and cessation or loss of TENANT'S business, if any, shall never be deemed an eviction or disturbance of TENANT's use and possession of the Premises, or any part thereof, or render LANDLORD liable to TENANT for damages or relieve TENANT from TENANT'S obligations under this Lease.

          (e) TENANT agrees that it and its employees will cooperate fully with Building employees in the implementation of any and all security procedures.

     17. In the event carpeting is furnished by LANDLORD, TENANT will be fully responsible for and upon LANDLORD'S request will pay for any damage to carpeting caused by lack of protective mats under desk chairs or equipment or any other abnormal puncture and wearing of carpet.

     18. TENANT shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, with respect to the Premises and the use or occupancy thereof. TENANT shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinances, governmental regulations or order or direction of applicable public authority, or which may be dangerous to person or property.

     19. TENANT shall not use or permit to be brought into the Premises or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done any act or thing which will invalidate or which if brought in would be in conflict with any insurance policy covering the Building or its operation, or the Premises, or any part of either, and will not do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and TENANT shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances, contents or operation. The foregoing prohibitions shall include but not be limited to the discharge of any toxic wastes, or other hazardous materials in violation of any law, ordinance, statute, rule or insurance regulation.

     20. If TENANT desires signal, communication, alarm or other utility or similar service connections installed or changed, TENANT shall not install or change the same without the approval of LANDLORD and then only under direction of Landlord and at TENANT'S expense. TENANT shall not install in the Premises any equipment which requires a substantial amount of electrical current without the advance written consent of the LANDLORD and TENANT shall ascertain from the LANDLORD the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants of the Building, and shall not in any event connect a greater load than such safe capacity.

     21. Service requirements of TENANT will be attended to only upon application to management of the Building. Employees of LANDLORD shall not perform any work or do anything outside of their regular duties unless under special instruction from LANDLORD.

     22. No TENANT shall obtain for use upon the premises ice, drinking water, towel and other similar services on the Premises, except from persons authorized by the LANDLORD and at the hours and under regulations fixed by the LANDLORD.

     23. LANDLORD reserves the right to exclude or expel from the Building any person who, in the judgment of LANDLORD is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of any of the rules and regulations of the building.

     24. No vending machines of any description shall be installed, maintained or operated in the Premises without the written consent of LANDLORD.

     25. TENANT shall not (i) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air-conditioning apparatus in or about the Premises; (ii) carry on any mechanical business in or about the Premises without the written permission of LANDLORD; (iii) exhibit, sell or offer for sale, use, rent or exchange in the Premises or Building any article, thing or service except those ordinarily embraced within the permitted use of the Premises specified in this Lease; (iv) use the Premises for housing, lodging or sleeping purposes; (v) permit preparation or warming of food in the Premises or permit food to be brought into the Premises for consumption therein (warming of coffee and individual lunches of employees excepted) except by express permission of LANDLORD; (vi) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises; (vii) operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; (viii) use any illumination or power for the operation of any equipment or device other than electricity; (ix) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (x) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind person) or other animal or bird; (xi) make or permit any objectionable noise or odor to emanate from the Premises; (xii) disturb, solicit or canvas any occupant of the Building; (xiii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building; or (xiv) throw or permit to be thrown or dropped any article from any window or other opening in the Building.

     26. From time to time LANDLORD reserves the right to amend and modify these rules and regulations.


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